UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

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Bio-Imaging Technologies, Inc.

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BIO-IMAGING TECHNOLOGIES, INC.

826 Newtown-Yardley Road

Newtown, Pennsylvania 18940-1721

To Our Stockholders:

You are most cordially invited to attend the 2004 Annual Meeting of Stockholders of Bio-Imaging Technologies, Inc. at 11:00 A.M., local time, on Wednesday, May 12, 2004, at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Mark L. Weinstein
President and Chief Executive Officer

BIO-IMAGING TECHNOLOGIES, INC.

826 Newtown-Yardley Road

Newtown, Pennsylvania 18940-1721

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 12, 2004

The Annual Meeting of Stockholders (the “Meeting”) of Bio-Imaging Technologies, Inc., a Delaware corporation, will be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, on Wednesday, May 12, 2004, at 11:00 A.M., local time, for the following purposes:

(1)	To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2004; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Holders of our Common Stock, $0.00025 par value per share, of record at the close of business on April 7, 2004 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania for a period of 10 days prior to the Meeting and will be available for examination at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

William J. Thomas
Secretary

Newtown, Pennsylvania

April 16, 2004

Our 2003 Annual Report accompanies this Proxy Statement.

BIO-IMAGING TECHNOLOGIES, INC.

826 Newtown-Yardley Road

Newtown, Pennsylvania 18940-1721

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-Imaging Technologies, Inc. (“Bio-Imaging”, “we”, “us” or “our”), of proxies to be voted at the Annual Meeting of Stockholders of Bio-Imaging to be held on Wednesday, May 12, 2004 (the “Meeting”), at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, at 11:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.00025 par value (“Common Stock”), as of the close of business on April 7, 2004 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 10,774,889 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 10,774,889.

If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted: (i) FOR the election of the eight nominees named below as directors; (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP, as independent auditors for the year ending December 31, 2004; and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of Bio-Imaging, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all other actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of stockholders possessing a majority of the voting power represented at the Meeting.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about April 16, 2004. The Annual Report to Stockholders of Bio-Imaging for the fiscal year ended December 31, 2003 (“Fiscal 2003”), including financial statements (the “Annual Report”), is being mailed together with this Proxy Statement to all stockholders of record as of April 7, 2004. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 7, 2004.

ELECTION OF DIRECTORS

At the Meeting, eight directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present directors of Bio-Imaging. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

The following are the nominees for election to the Board of Directors and, except for Mr. Davidoff, all are current members of the Board of Directors:

Name	Age	Served as a Director Since	Position with the Company
Mark L. Weinstein	51	1998	President, Chief Executive Officer and Director

James A. Bannon, Pharm.D	50	2002	Director

Jeffrey H. Berg, Ph.D.	60	1994	Director

E. Martin Davidoff, CPA, Esq.	52	—	—

David E. Nowicki, D.M.D.	52	1998	Chairman of the Board and Director

David M. Stack	52	2000	Director

Paula B. Stafford	39	2001	Director

James A. Taylor, Ph.D.	64	1994	Director

The following director declined to run for re-election and will no longer be a director of Bio-Imaging at the conclusion of the Meeting, as his term as a director will end contemporaneously with the election of directors at the Meeting:

Name	Age	Served as a Director Since	Position with the Company
Allan Rubenstein, M.D.	59	2000	Director

The principal occupations and business experience, for at least the past five years, of each director and nominee is as follows:

Mr. Weinstein has been a Director of Bio-Imaging since March 1998 and has served as the President and Chief Executive Officer of Bio-Imaging since February 1998. Mr. Weinstein also served as the Chief Financial Officer of Bio-Imaging from January 31, 2000 to February 18, 2003. Mr. Weinstein joined Bio-Imaging in June 1997 as Senior Vice President, Sales and Marketing and was appointed Interim Chief Executive Officer in December 1997. Prior to joining Bio-Imaging, from September 1996 to May 1997, he was the Chief Operating Officer of Internet Tradeline, Inc., an internet-based electronic solutions provider. From July 1991 to August 1996, Mr. Weinstein worked for Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation. He held several senior management positions at Medical Economics Company with his last position being President and Chief Operating Officer of the International Group.

Dr. Bannon has been a Director of Bio-Imaging since February 2002. He has served as Corporate Senior Vice President, Covance Inc. and President, Clinical Development, Periapproval and Central Diagnostics Services since May 2002. He is currently Corporate Senior Vice President, Covance Inc. and President, Late Stage Development Services, which includes Clinical Development, Periapproval and IVRS services. Prior to that, Dr. Bannon was Corporate Vice President, General Manager, Covance Periapproval Services Inc. (“CPS”), a subsidiary of Covance Inc., since 1995. Dr. Bannon has more than 23 years experience in healthcare and more than 20 years in medical research with an emphasis on periapproval research. Prior to joining CPS, Dr. Bannon held various operational positions with the Philadelphia Association for Clinical Trials. He received his Bachelor of Science in Pharmacy and Doctor of Pharmacy degrees at the Philadelphia College of Pharmacy and Science (now the University of Sciences of Philadelphia).

Dr. Berg has been a Director of Bio-Imaging since January 1994, and is currently the Director of Medical Technology for Crystal Research Associates. He was an analyst for HCFP/Brenner Securities from May 2002 to January 2004 and has been President of Health Care Insights, a healthcare research and consulting firm, since March 1991. From September 1995 to May 2002, Dr. Berg was a senior research analyst for MH Meyerson, a brokerage firm. While President of Health Care Insights, from January 1994 to June 1995, Dr. Berg also served as a financial analyst for GKN Securities Corp. (“GKN”), an investment banking firm which served as the underwriter in the Company’s June 1992 public offering, and was a financial analyst from March 1992 until December 1992 for The Chicago Corporation, a brokerage firm. Dr. Berg also is a member of the Board of Directors of Dexterity Surgical, Inc., a publicly traded medical supply company (DEXT.OB), and is a member of the Compensation Committee of Dexterity Surgical.

Mr. Davidoff is a current nominee of the Board of Directors and has operated his own tax practice, as both a certified public accountant and tax attorney, since 1980. He currently serves on the Executive Committee and as the national Chair of the Internal Revenue Service Tax Liaison Committee for the American Association of Attorney-Certified Public Accountants. Mr. Davidoff has also held several positions in various professional associations and service organizations, such as the New Jersey Society of Certified Public Accountants, the American Institute of Certified Public Accountants and the National Federation of Independent Businesses. In 1995, Mr. Davidoff was appointed by then Governor Christine Todd Whitman to the White House Conference on Small Business. Mr. Davidoff received his Bachelor of Science (S.B.) from Massachusetts Institute of Technology and his M.B.A. from Boston University Graduate School of Management. In addition, he received his J.D. from Washington University School of Law.

Dr. Nowicki has been a Director of Bio-Imaging since July 1998 and was appointed Chairman of the Board of Directors of Bio-Imaging in October 1999. Dr. Nowicki has had a private practice in periodontics and dental implants since September 1981. Dr. Nowicki received his DMD from the University of Medicine and Dentistry of New Jersey in 1976. He completed his postdoctoral training in Periodontology in 1978 and subsequently served on the postgraduate faculty of the University of Medicine and Dentistry of New Jersey as an associate clinical professor until 1994. He has lectured nationally about periodontology, computer imaging for implant surgery, and systems thinking in health care.

Dr. Rubenstein has been a Director of Bio-Imaging since July 2000. Dr. Rubenstein is board certified in neurology and neuroimaging and is the Vice Chairman of the Board and Lead Director of The Cooper Companies, a NYSE-listed medical products company. Dr. Rubenstein is also the Chief Executive Officer of Nexgenix Pharmaceutical, LLC. Dr. Rubenstein has been a Clinical Associate Professor of Neurology at Mount Sinai/NYU Medical Center in New York City since 1981 and a faculty member since 1974. Previously, Dr. Rubenstein was the founder and CEO of a privately held medical imaging company, which he sold in 1987.

Mr. Stack has been a Director of Bio-Imaging since January 2000. Mr. Stack is currently the President, Chief Executive Officer and Director for The Medicines Company, a publicly traded specialty pharmaceutical company (NASDAQ: MDCO). Since October 1998, Mr. Stack served as President and General Partner of Stack Pharmaceuticals Inc., a firm assisting emerging health care companies in the commercialization of their products. From May 1995 to December 1999, Mr. Stack served as the President and General Manager of Innovex Inc., responsible for the Americas. Innovex Inc. was a commercial solutions company offering a full range of marketing, sales and clinical research capabilities to pharmaceutical and biotechnology customers. From April 1993 to May 1995, Mr. Stack was the Vice President of Business Development and Marketing for Immunomedics, Inc., a biopharmaceutical company focused on the development, manufacture and commercialization of diagnostic imaging and therapeutic products for the detection and treatment of cancer and infectious diseases. From May 1992 to March 1993, Mr. Stack had been the Director of Business Development and Planning for Infectious Disease, Oncology and Virology of Roche Laboratories. Prior to that, he held various other positions with Roche Laboratories for approximately 11 years, and was a retail pharmacist for approximately 3 years after graduating from Albany College of Pharmacy.

Ms. Stafford has been a Director of Bio-Imaging since November 2001. In May 2003, Ms. Stafford was appointed Executive Vice President, General Manager Southeast Region, Clinical Development Services for Quintiles, Inc. Prior to May 2003, Ms. Stafford held the position of Executive Vice President, Scientific Operations, Clinical Development Services for Quintiles, Inc. since February 2000. From 1997 to 2000, Ms. Stafford was Head of Business Development for Quintiles CRO division in the Americas. Prior to that, Ms. Stafford had various roles within Quintiles and has more than 19 years experience in drug development. Ms. Stafford holds a Bachelor of Science and a Masters in Public Health, both from the University of North Carolina at Chapel Hill, with her specialization in Biostatistics.

Dr. Taylor has been a Director of Bio-Imaging since October 1994, has been a partner at Merchant-Taylor International, Inc., a bio-pharmaceutical consulting firm, since May 1995 and has been President of Taylor Associates, a regulatory and product development consulting firm since October 1992. From 1987 to 1992, Dr. Taylor was Vice President and Chief Regulatory Officer of ImmunoGen Inc., a pharmaceutical company. From 1983 to 1987, he was Vice President, Regulatory Affairs of Carter-Wallace, Inc. Prior to that, Dr. Taylor was employed in various capacities by ICI Pharmaceuticals for four years and Pfizer Central Research for 12 years.

None of our directors is related to any other director or to any of our executive officers.

Under a prior stock purchase agreement, we had agreed to take all actions necessary to nominate and cause the election to the Board of Directors of up to three designees of Covance, Inc., a substantial stockholder of Bio-Imaging. Such obligation terminates at such time as Covance owns less than 200,000 shares of our Common Stock. Covance has designated Dr. Bannon as a nominee for director for the 2004 fiscal year. Covance has reserved all rights under its agreement with Bio-Imaging for subsequent years.

The Board of Directors recommends that Stockholders vote FOR each of the nominees for the Board of Directors.

Corporate Governance Guidelines

Our Board of Directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, our Board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission (the “SEC”) and the new listing standards of the NASDAQ Stock Market, Inc. (“NASDAQ”).

Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Bio-Imaging and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, include that:

•	the principal responsibility of the directors is to oversee the management of Bio-Imaging;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors met regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under NASDAQ rules that become applicable to Bio-Imaging on the date of the Annual Meeting of Stockholders, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of Dr. Bannon, Dr. Berg, Mr. Davidoff, Dr. Nowicki, Dr. Rubenstein, Mr. Stack and Ms. Stafford do not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Committees and Meetings of the Board

There were five (5) regular meetings of the Board of Directors during Fiscal 2003, either in person or by teleconference. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods such director served).

The Board of Directors has three standing committees – the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee – each which operates under a charter that has been approved by the Board.

Audit Committee. The primary responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter adopted on September 1, 2000, as amended and restated on February 5, 2003 and March 26, 2004 and attached hereto as Appendix A, include:

•	evaluating and recommending to the Board of Directors the engagement of our independent auditors;

•	reviewing the results of their audit findings;

•	reviewing our periodic reports filed with the Securities and Exchange Commission; and

•	monitoring on a periodic basis our internal controls.

During Fiscal 2003, the Audit Committee had been, and is currently, comprised of David E. Nowicki, D.M.D., David M. Stack and Paula B. Stafford. The Audit Committee held four (4) meetings in Fiscal 2003.

Our Common Stock was listed on the American Stock Exchange until December 18, 2003, when our Common Stock began trading on the NASDAQ National Market. During the period when our Common Stock was listed on the American Stock Exchange, each Audit Committee member was an independent member of the Board of Directors as defined in Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements. In addition, each Audit Committee member is an independent member of the Board of Directors as defined under the new NASDAQ rules that become applicable to us on the date of our Annual Meeting of Stockholders, including the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In addition, each Audit Committee member is independent as defined by the NASDAQ rules that apply to us until the date of our Annual Meeting of Stockholders. As an independent director of our Board of Directors, each Audit Committee member is not an officer or employee of Bio-Imaging or its subsidiaries or does not have a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has determined that Mr. Stack, a current director and member of the Audit Committee, and Mr. Davidoff, the current nominee for election to our Board of Directors, are each an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B. If elected as a director, Mr. Davidoff has agreed to serve as a member of the Audit Committee.

Compensation Committee. The primary responsibilities of the Compensation Committee, as more fully set forth in the Compensation Committee Charter adopted on March 26, 2004 and attached hereto as Appendix B, include:

•	reviewing and approving, or recommending for approval by the Board, the salaries and incentive compensation of our executive officers;

•	administering our 1991 Stock Option Plan, as amended (the “1991 Plan”) and our 2002 Stock Incentive Plan (the “2002 Plan”); and

•	reviewing and making recommendations to the Board with respect to director compensation.

In addition, the Compensation Committee periodically reviews the potential effect of Section 162(m) and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of Bio-Imaging and our stockholders, after taking into consideration changing business conditions and the performance of our employees. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s CEO and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.

The Compensation Committee held two (2) meetings in Fiscal 2003. The Compensation Committee is currently comprised of Jeffrey H. Berg, Ph.D. and James A. Taylor, Ph.D. Both members of the Committee are independent, as independence for Compensation Committee members is defined under the NASDAQ rules.

Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee, as more fully set forth in the Nominating and Corporate Governance Committee Charter adopted on March 26, 2004 and attached hereto as Appendix C, include:

•	evaluating and recommending to the Board of Directors the persons to be nominated for election as directors at any meeting of stockholders;

•	developing and recommending to the Board of Directors a set of corporate governance principles applicable to Bio-Imaging; and

•	overseeing the evaluation of the Board of Directors.

During Fiscal 2003, the Nominating and Corporate Governance Committee had been, and is currently, comprised of David E. Nowicki, D.M.D. and James A. Taylor, Ph.D. Both members of the Committee are independent, as independence for Nominating and Corporate Governance Committee members is defined under the NASDAQ rules. The Committee held one (1) meeting in Fiscal 2003.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria contained in the Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Bio-Imaging Technologies, Inc., 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

At our Annual Meeting of Stockholders, stockholders will be asked to consider the election of Mr. Davidoff, who has been nominated for election as a director for the first time. Mr. Davidoff was originally proposed to the Committee by Dr. Nowicki, our Chairman of the Board of Directors and a member of the Nominating and Corporate Governance Committee, and the Board determined to include him among its nominees.

Communicating with the Independent Directors

Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of our outside counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to: Board of Directors c/o Corporate Secretary, Bio-Imaging Technologies, Inc., 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Report of the Audit Committee

The Audit Committee has furnished the following report:

To the Board of Directors of Bio-Imaging Technologies, Inc.:

The Audit Committee of the Company’s Board of Directors is currently composed of three members and acts under a written charter adopted on September 1, 2000, and amended and restated on February 5, 2003 and March 26, 2004. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the American Stock Exchange and the NASDAQ Stock Market, Inc., and possess the financial sophistication required by such charter and rules. The Audit Committee held four meetings during 2003.

Management is responsible for the Company’s financial reporting process including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

•	the independent auditor’s review of the Company’s unaudited interim financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with the Company’s management the Company’s audited financial statements for the year ended December 31, 2003. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, 89 and 90 (Communication with Audit Committees) with the Company’s independent auditors. These standards require the Company’s independent auditors to discuss with the Company’s Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of certain other non-audit related services to the Company is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB.

By the Audit Committee of the Board of Directors of
Bio-Imaging Technologies, Inc.

David E. Nowicki, D.M.D
Audit Committee Chairman

David M. Stack
Audit Committee Member

Paula B. Stafford
Audit Committee Member

Compensation of Directors

Each non-employee director, except Dr. Bannon, received annual compensation for serving on the Board of Directors for Fiscal 2003 of $12,500, except for Dr. Nowicki, the Chairman of the Board, who received $20,000, which is to be paid in equal quarterly cash installments. In addition, each non-employee director, except for Dr. Bannon, was granted an option to purchase 21,250 shares of our Common Stock, with an exercise price based on the fair market value of our Common Stock on the date of grant, 6,250 of which shall vest immediately and 15,000 of which shall vest one-twelfth (1/12) on each one-month anniversary from the date of grant. Moreover, such options are subject to a pro-rata reduction if a director attends, with respect to the applicable year, less than seventy-five percent (75%) of all Board of Directors meetings and all meetings of any Committee on which he or she serves. In February 2004, pursuant to the recommendations of the Compensation Committee, the $12,500 payment to each non-employee director, except for Mr. Bannon, was increased to $15,000, and the Chairman of the Board’s compensation was increased to $25,000. An additional payment will be made to Committee Members as follows: $5,000 to each Audit Committee Member; $3,000 to each Compensation Committee Member; and $2,000 to each Nominating and Corporate Governance Committee Member. In addition, all directors were and currently are reimbursed for their expenses for each Board meeting and each Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meeting attended.

The following directors were granted options under the 2002 Plan during Fiscal 2003:

Director	Number of Shares Underlying Options Granted	Grant Date	Exercise Price Per Share
James A. Bannon, Pharm.D.	—	—	—
Jeffrey H. Berg, Ph.D.	21,250	May 28, 2003	$4.74
David E. Nowicki, D.M.D.	21,250	May 28, 2003	$4.74
Allan Rubenstein, M.D.	21,250	May 28, 2003	$4.74
David M. Stack	21,250	May 28, 2003	$4.74
Paula B. Stafford	21,250	May 28, 2003	$4.74
James A. Taylor, Ph.D.	21,250	May 28, 2003	$4.74

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of our Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since
Mark L. Weinstein(1)	51	President and Chief Executive Officer	February 1998

Ted I. Kaminer(2)	45	Senior Vice President and Chief Financial Officer	February 2003

Colin G. Miller, Ph.D.(3)	43	Senior Vice President of Business Development	December 2003

David A. Pitler(4)	48	Senior Vice President of Operations	December 2003

(1)	Mr. Weinstein assumed the responsibilities of Chief Financial Officer of Bio-Imaging from January 31, 2001 to February 18, 2003, in addition to serving as our President and Chief Executive Officer.
(2)	Mr. Kaminer joined Bio-Imaging in February 2003 as our Senior Vice President and Chief Financial Officer. Prior to joining Bio-Imaging, from May 2002 to February 2003, Mr. Kaminer served as Chief Financial Officer and Vice President of ION Networks Inc., and from October 2000 to April 2002, Mr. Kaminer was an independent consultant. From March 1998 to September 2000, Mr. Kaminer served as Senior Vice President of Finance and Chief Financial Officer of CMPExpress. Previously, he spent twelve years with various investment banking firms in the corporate finance area.
(3)	Dr. Miller joined Bio-Imaging in May 1999 as our Vice President of Business Development when we acquired Bona Fide Ltd. In December 2003, Dr. Miller was appointed Senior Vice President of Business Development. In November 2000, Dr. Miller was appointed an executive officer of Bio-Imaging. Dr. Miller was the Director of Clinical Services at Bona Fide Ltd. from February 1994 until May 1999. Prior to his position at Bona Fide Ltd., Dr. Miller spent 10 years with various pharmaceutical companies and medical facilities in the clinical research area.
(4)	Mr. Pitler joined Bio-Imaging in March 2000 as our Vice President of Operations. In December 2003, Mr. Pitler was appointed Senior Vice President of Operations. In November 2000, Mr. Pitler was appointed an executive officer of Bio-Imaging. Mr. Pitler spent four years, from April 1996 until February 2000, at Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation, as Vice President of Production and formerly as Vice President of Integration. From 1981 to 1996, Mr. Pitler held various positions with information processing companies.

None of our executive officers is related to any other executive officer or to any director of Bio-Imaging. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2003

The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during Fiscal 2003 and those executive officers of Bio-Imaging, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 2003 (collectively, the “Named Executive Officers”) during the three years ended December 31, 2003.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Annual Compensation			Long-Term Compensation Awards	All Other Compensation ($) (i)
		Salary ($) (c)	Bonus ($) (d) (1)	Other Annual Compensation ($) (e) (2)	Securities Underlying Options (#) (g)
Mark L. Weinstein President, Chief Executive Officer and Chief Financial Officer(3)	2003 2002 2001	257,642 230,595 190,000	43,437 105,657 22,357	— — —	— — 40,000	840 1,238 2,524	(4) (4) (4)

Ted I. Kaminer Senior Vice President, Chief Financial Officer(3)	2003 2002 2001	150,769 — —	65,240 — —	— — —	100,000 — —	720 — —	(4)

Colin G. Miller, Ph.D. Senior Vice President of Business Development	2003 2002 2001	147,202 135,000 130,000	55,361 53,190 15,297	— — —	10,000 — 20,000	707 1,137 2,043	(4) (4) (4)

David A. Pitler Senior Vice President of Operations	2003 2002 2001	148,558 135,000 120,000	55,920 53,190 14,120	— — —	20,000 — 20,000	535 904 1,730	(4) (4) (4)

(1)	The bonuses received by the Named Executive Officers for the year ended December 31, 2003 were paid in February 2004, but earned in Fiscal 2003. The Bonuses received by the Named Executive Officers for the year ended December 31, 2002 were paid in February 2003, but earned during Fiscal 2002.
(2)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.
(3)	Mr. Weinstein served as our Chief Financial Officer from January 31, 2001 to February 18, 2003, when Mr. Kaminer was appointed Senior Vice President and Chief Financial Officer.
(4)	Such amounts represent our matching contributions to the Named Executive Officers individual Bio-Imaging Technologies, Inc.’s Employees Savings Plan.

Option Grants in Fiscal 2003

The following table sets forth information concerning individual grants of stock options made pursuant to the 2002 Plan during Fiscal 2003 to each of the Named Executives and to our Chief Executive Officer. We have never granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

Name (a)	Number of Securities Underlying Options Granted (#) (b)	Percent of Total Options Granted to Employees in Fiscal Year (%) (c)(1)	Exercise or Base Price ($/Sh) (d)	Expiration Date (e)
Mark L. Weinstein	—	—	—	—

Ted I. Kaminer(2)	100,000	40%	3.05	February 6, 2013

Colin G. Miller, Ph.D(3)	10,000	4%	2.80	February 5, 2013

David A. Pitler(3)	20,000	8%	2.80	February 5, 2013

(1)	Based on an aggregate of 252,500 options granted to employees in Fiscal 2003.
(2)	The options were granted as incentive stock options and terminate on the expiration date, subject to earlier termination on the optionee’s death, disability or termination of employment with Bio-Imaging. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. Subject to certain criteria, such options become exercisable to the extent of 25% on the date of grant and the remainder will vest monthly at 2,083.33 options per month.
(3)	The options were granted as nonstatutory stock options and terminate on the expiration date, subject to earlier termination on the optionee’s death, disability or termination of employment with Bio-Imaging. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. Subject to certain criteria, such options become exercisable to the extent of 25% on the date of grant and 25% on each of the first, second and third anniversaries of the date of grant.

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

The following table sets forth information concerning each exercise of options during Fiscal 2003 by each of the Named Executive Officers and the fiscal year-end value of unexercised in-the-money options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/ Unexercisable (d)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable/ Unexercisable (e) (1)
Mark L. Weinstein	—	—	450,000/0	$2,436,200/$0
Ted I. Kaminer	—	—	52,778/47,222	$167,833/$150,167
Colin G. Miller, Ph.D.	—	—	88,333/16,667	$478,692/$74,708
David A. Pitler	—	—	123,750/26,250	$612,763/$108,038

(1)	Based on a fiscal year end fair market value of the underlying securities equal to $6.23 per share.

Equity Compensation Plan Information

The following table provides information as of December 31, 2003 with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options(1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans that have been approved by security holders	1,807,927	$1.41	1,542,073	(2)

Equity compensation plans not approved by security holders	—	—	—

Total	1,807,927	$1.41	1,542,073	(2)

(1)	Includes 386,220 options granted under the 2002 Plan and 1,421,707 options granted under the 1991 Plan.
(2)	Represents shares of our Common Stock issuable pursuant to the 2002 Plan, including 642,073 shares of Common Stock formerly reserved for issuance under the 1991 Plan. We do not intend to grant any additional options under the 1991 Plan.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

On February 1, 2002 and upon recommendation of the Compensation Committee, working in consultation with an external consulting firm, we executed an employment agreement with Mr. Weinstein for a three-year period, ending January 31, 2005. The terms and conditions of the employment agreement are: (i) an annual base salary of $237,500 in addition to certain benefits and perquisites (amended February 1, 2003 to $260,000 and amended February 1, 2004 to $275,000); (ii) bonuses in amounts that are to be determined by the Board of Directors in accordance with our management incentive policy; (iii) incentive compensation awards from our incentive compensation plans on a basis commensurate with his position and responsibility; (iv) an option to lease a car where such payments under the lease (up to $500 per month) will be reimbursed by Bio-Imaging following any profitable quarter; (v) 30,000 shares of our Common Stock to be issued on January 31, 2005; (vi) an election to defer $25,000 of his annual base salary into a non-qualified deferral plan and 100% of any amounts pursuant to our compensation plans; and (v) continuation of annual salary payments for a period of 60 days after the termination date in the event that Mr. Weinstein is terminated from employment with Bio-Imaging for reasons other than cause, death or disability.

On February 6, 2003, we executed an employment agreement with Mr. Kaminer for an initial term of one-year, which automatically renews each year unless otherwise terminated by our Board of Directors. The terms and conditions of the employment agreement are: (i) an annual base salary of $175,000 in addition to certain benefits and perquisites; (ii) incentive compensation awards from our incentive compensation plans on a basis commensurate with his position and responsibility; (iii) an option to purchase 100,000 shares of our Common Stock, with an exercise price based on the fair market value of our Common Stock on the date of the execution of his employment agreement; and (iv) continuation of annual salary payments for a period of 180 days after the termination date in the event that Mr. Kaminer is terminated from employment with Bio-Imaging for reasons other than cause, death or disability.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

There are, as of April 7, 2004, approximately 115 holders of record and 1,700 beneficial holders of our Common Stock. The following table sets forth certain information, as of April 7, 2004, with respect to holdings of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date, (ii) each of our directors (which includes all nominees), Named Executive Officers, and (iii) all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
(i) Certain Beneficial Owners:

Covance Inc. 210 Carnegie Center Princeton, New Jersey 08540	2,355,000		19.6%

William D. Witter, Inc. . One Citicorp Center 153 East 53rd Street New York, New York 10022-4611	580,180		5.4%

(ii) Directors, Nominees, and Named Executive Officers:

Mark L. Weinstein	588,500	(3)	4.9%
Ted I. Kaminer	69,444	(4)	*
Colin G. Miller, Ph.D.	99,200	(5)	*
David A. Pitler	147,000	(6)	1.2%
James A. Bannon, Pharm.D.	—		—
Jeffrey H. Berg, Ph.D.	82,036	(7)	*
E. Martin Davidoff, CPA, Esq..	—		—
David E. Nowicki, D.M.D.	160,518	(8)	1.3%
Allan Rubenstein, M.D.	41,250	(9)	*
David M. Stack	179,720	(10)	1.5%
Paula B. Stafford	36,250	(11)	*
James A. Taylor, Ph.D.	90,217	(12)	*

(iii) All directors and executive officers as a group (11 persons)	1,494,135	(3)(4)(5)(6)(7)(8) (9)(10)(11)(12)	12.4%

*	Less than 1%
(1)	Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.
(2)	Applicable percentage of ownership is based on 10,774,889 shares of Common Stock outstanding, plus any Common Stock equivalents and options or warrants held by such holder, which are presently exercisable or will become exercisable within 60 days after April 7, 2004.

(3)	Includes 450,000 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 7, 2004.
(4)	Represents 69,444 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 7, 2004. Excludes 55,556 shares of Common Stock underlying options which become exercisable over time after such period.
(5)	Includes 95,000 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 7, 2004. Excludes 27,500 shares of Common Stock underlying options which become exercisable over time after such period.
(6)	Includes 137,000 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 7, 2004. Excludes 35,000 shares of Common Stock underlying options which become exercisable over time after such period.
(7)	Represents 82,036 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 7, 2004.
(8)	Includes 60,792 shares of Common Stock owned by Dr. Nowicki in his individual retirement account and 33,000 shares of Common Stock owned by Dr. Nowicki in his 401(k) account. Includes 59,821 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 7, 2004.
(9)	Includes 21,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 7, 2004.
(10)	Includes 47,500 shares of Common Stock owned directly by Mr. Stack, 15,000 shares of Common Stock owned by his wife, Christine Stack, and 51,000 shares of Common Stock owned by a trust established for the benefit of his minor children, of which Mr. Stack is the beneficial owner of all of such shares. Includes 66,220 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 7, 2004.
(11)	Represents 36,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 7, 2004.

Ms. Stafford is the Executive Vice President, General Manager Southeast Region, Clinical Development Services for Quintiles, Inc., a wholly-owned subsidiary of Quintiles Transnational Corp. Both companies claim beneficial ownership and sole investment power of the 330,456 shares of Common Stock, which includes 188,549 shares of Common Stock owned and a convertible promissory note that is convertible into 141,907 shares of Common Stock as of April 7, 2004. Ms. Stafford disclaims beneficial ownership of these securities.

Interest accrues on the convertible promissory note at the 3-month London Interbank Offering Rate (“LIBOR”) plus 300 basis points. The convertible promissory note is: (i) payable in quarterly installments with respect to fifty percent (50%) of the aggregate principal amount, together with accrued but unpaid interest on the entire outstanding principal amount; (ii) matures thirty-six (36) months from the date of issuance; and (iii) is convertible, in whole or in part, by Quintiles, Inc. any time prior to maturity, into Common Stock. As of April 7, 2004, the convertible promissory note may be converted into a maximum of approximately 141,907 shares of Common Stock (using the LIBOR rate as of April 7, 2004). This calculation was accomplished by dividing the outstanding principal balance on April 7, 2004 ($624,997), plus all accrued and unpaid interest at April 7, 2004, by $4,750.

(12)	Represents 90,217 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 7, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Covance Inc.

On October 13, 1994, Bio-Imaging and Covance Inc. entered into an agreement whereby Covance purchased: (i) 2,355,000 shares of our Common Stock; (ii) a warrant to purchase 250,000 shares of our Common Stock with an initial exercise price of $1.25 per share; and (iii) a warrant to purchase 250,000 shares of our Common Stock with an initial exercise price of $1.50 per share (the “Warrants”), for an aggregate purchase price of $1,819,500. The Warrants expired on October 13, 1998 without being exercised. Pursuant to the above agreement, we have agreed to take all actions necessary to nominate and cause the election to the Board of Directors of up to three designees of Covance, Inc. Covance, Inc. has designated Dr. Bannon to serve on our Board of Directors for the 2004 fiscal year.

Transactions with Quintiles, Inc.

On October 25, 2001 (the “Closing Date”), we consummated the acquisition (the “Acquisition”) of the assets of Intelligent Imaging. The assets acquired included Intelligent Imaging’s customer contracts, equipment, permits, leases and proprietary rights. In consideration for the assets purchased, we made payment to Quintiles of an aggregate purchase price consisting of $1,000,000 in the form of an unsecured, subordinated convertible promissory note, dated as of October 25, 2001, made by Bio-Imaging payable to Quintiles (the “Note”) in the principal amount equal to $1,000,000 with interest per annum equal to the rate in effect on the business day immediately prior to the date on which payments are due under the Note equal to the 3-month LIBOR as published from time to time in the Wall Street Journal plus 300 basis points, compounded annually based on a 365-day year. The Note, which is payable in quarterly installments with respect to fifty percent (50%) of the aggregate principal amount, together with all accrued and unpaid interest on the entire outstanding principal amount, matures thirty-six (36) months from the Closing Date and is convertible, in whole or in part, by Quintiles any time prior to maturity into Common Stock. The number of shares of Common Stock into which the Note may be converted is calculated by dividing the outstanding principal balance of the Note, plus all accrued and unpaid interest thereon, by the greater of: (i) 75% of the average closing price of our Common Stock over the ten consecutive trading days ending prior to the date of conversion; or (ii) $0.906 per share. Accordingly, as of April 7, 2004, the Note was convertible into a maximum of 141,907 shares of Common Stock. This was calculated by dividing the unpaid principal balance ($624,997 at April 7, 2004) plus accrued interest (approximately $4,750 as of April 7, 2004), totaling $629,747, by $4.44 (75% of the average closing price of our Common Stock over the ten consecutive trading days ending prior to April 7, 2004).

On February 18, 2003, we issued to Quintiles 188,549 shares of Common Stock as additional consideration for the acquisition of Intelligent Imaging because certain financial results were achieved. We also assumed certain liabilities of Intelligent Imaging, including all obligations of Intelligent Imaging arising after the Closing Date under certain contracts and unearned income reflected on the closing balance sheet, except for certain retained liabilities.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to stockholder approval, we have nominated PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004.

One or more representatives of PricewaterhouseCoopers LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

Independent Auditors Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent auditors, billed for each of the last two fiscal years for audit services and other services:

Fee Category	2003		2002
Audit Fees	$159,700	(1)	$124,200	(2)

Audit-Related Fees	21,200	(3)	—

Tax Fees	199,104	(4)	36,503	(5)

All Other Fees	—		—

Total Fees	$380,004		$160,703

(1)	Consists of fees for professional services rendered in connection with the audit of our financial statements for the year ended December 31, 2003 and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during the year ended December 31, 2003, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the year ended December 31, 2003.
(2)	Consists of fees for professional services rendered in connection with the audit of our financial statements for the year ended December 31, 2002, the audited financial statements for the three month transition period ended December 31, 2001 and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during the year ended December 31, 2002.
(3)	Consists of fees for the audit of our Employees Savings Plan for the year ended December 31, 2003.
(4)	Consists of fees relating to our tax compliance, tax planning and tax return preparation for the year ended December 31, 2003.
(5)	Consists of fees relating to our tax compliance, tax planning and tax return preparation for the year ended December 31, 2002 and the three-month transition period ended December 31, 2001.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in 2003 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

STOCKHOLDERS’ PROPOSALS

Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2005 Annual Meeting of Stockholders must advise the Secretary of Bio-Imaging of such proposals in writing by December 15, 2004.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of Bio-Imaging at the aforementioned address not later than March 15, 2005.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940, (267) 757-3000. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above, and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Bio-Imaging who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 7, 2004 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF BIO-IMAGING. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

William J. Thomas
Secretary

Newtown, Pennsylvania

April 16, 2004

APPENDIX A

BIO-IMAGING TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ (the “Board”) oversight of:

•	the quality and integrity of the Company’s financial statements, financial reporting process and internal operating controls;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s independent auditors.

B.	Structure and Membership

1.	Number. The Audit Committee shall consist of at least three members of the Board.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be “independent” as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company at any time during the past three years. To insure compliance with this provision, the Audit Committee shall:

a.	monitor the Audit Committee’s members throughout the year to confirm that they all remain independent as required by the rules set forth above; and

b.	consider whether any members of the Audit Committee have relationships with the Company that may create the appearance of a lack of independence, even though such relationships do not technically disqualify the person from being “independent”.

3.	Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial overshight responsibilities. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall meet the requirements of an “audit committee financial expert” (as defined by applicable Listing Exchange and SEC rules). All members of the Audit Committee shall participate in continuing education programs if and as required by the rules and regulations of any exchange on which the Company’s securities may then be listed.

4.	Chair. Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than director’s fees.

6.	Selection and Removal. The Board shall appoint members of the Audit Committee and the Board may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements, for reviewing the Company’s unaudited interim financial statements, and for such other audit functions as outlined in the independent auditor’s letter of engagement.

Oversight of Independent Auditors

1.	Selection. The Audit Committee shall be solely and directly responsible for annually appointing the independent auditors to be proposed for stockholder approval. The Audit Committee is solely responsible for evaluating the independent auditor and, when necessary, terminating the independent auditor. The Audit committee may authorize the CEO to sign the engagement letter but only after the engagement has been reviewed and approved by the Audit Committee.

2.	Independence. The Audit Committee shall directly take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall annually obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might influence the objectivity and independence of the auditor. In addition, the Audit Committee shall:

a.	confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act;

b.	confirm that the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Controller and Chief Accounting Officer (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act; and

c.	annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

3.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.	Engagement and Pre-approval of Services. The Audit Committee is responsible for the independent auditor engagement and shall pre-approve all audit services (which may entail providing comfort letters in connection with securities underwritings), and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act and the applicable rules thereunder) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services performed by the independent auditor.

5.	Prohibited Services. The Audit Committee shall oversee the Company’s compliance with Section 201 of the Sarbanes-Oxley Act and shall not permit the engagement of the independent auditor for prohibited non-audit services, thereunder, including the following:

a.	bookkeeping or other services related to the accounting records or financial statements of the audit client;

b.	financial information systems design and implementation;

c.	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

d.	actuarial services;

e.	internal audit outsourcing services;

f.	management functions or human resources;

g.	broker or dealer, investment adviser or investment banking services;

h.	legal services and expert services unrelated to the audit; and

i.	any other service that the Board determines, by regulation, is impermissible.

6.	Direct Report. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role:

a.	The Audit Committee shall, from time to time, as appropriate, obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

(i)	critical accounting policies and practices;

(ii)	alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(iii)	other material written communications between the independent auditor and Company management.

b.	The Audit Committee shall also review with the independent auditor:

(i)	planning and staffing of the audit;

(ii)	the letter of management representations given to the outside auditor and inquire of the auditor whether any difficulties were encountered in obtaining the letter;

(iii)	audit problems or difficulties the independent auditor encountered in the course of the audit work and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management;

(iv)	major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

(v)	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

(vi)	the effect of regulatory and accounting initiatives on the financial statements of the Company.

c.	The Audit Committee will review with the independent auditors, from time to time, as and when appropriate:

(i)	significant risks and/or uncertainties with respect to the quality, accuracy or fairness of presentation of the Company’s financial statements;

(ii)	recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;

(iii)	any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

(iv)	any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

(v)	accounting for unusual transactions;

(vi)	adjustments arising from audits that could have a significant impact on the Company’s financial reporting process; and

(vii)	any recent SEC comments on the Company’s SEC reports, including, in particular, any unresolved or future-compliance comments.

d.	The Audit Committee shall inquire of the independent auditor concerning the quality, not just the acceptability, of the Company’s accounting determinations, particularly with respect to revenue, earnings, significant items subject to estimate, and other judgmental areas. The Audit committee shall also ask the independent auditor whether management’s choices of accounting principles and policies are, as a whole, in accordance with GAAP and whether there are other acceptable alternatives to the principles and policies applied by management.

e.	The Audit Committee shall inform the independent auditor, Company management (including the CFO, and Controller) and the head of internal auditing that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction. If the Audit Committee Chairperson is contacted about such an issue, he or she shall; (i) confer with the independent auditor about the issue; (ii) notify the other members of the Audit Committee; and (iii) decide whether it is necessary for the Audit Committee to meet before its next scheduled meeting.

f.	The Audit Committee shall obtain and review a copy of the most recent independent auditor inspection report as issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

g.	The Audit Committee shall obtain from the independent auditor assurance that, if the independent auditor detects or becomes aware of any illegal act, the independent auditor will immediately and adequately inform the Audit Committee directly and provide the Audit Committee with a written report detailing the such illegal acts detected and any specific conclusions or recommendations for change with respect to such illegal acts.

h.	The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Review of Audited Financial Statements

7.	Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61, “Communications with Audit Committees” - requires discussion.

8.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K or Form 10-KSB, as applicable.

9.	Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-B or S-K, as applicable. The Audit Committee shall therein report to the stockholders, in such proxy or information statement, whether it has:

(i)	reviewed and discussed the audited financial statements with management;

(ii)	discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61, as may be modified or supplemented;

(iii)	received written disclosures from the outside auditor regarding independence as required by Independence Standards Board Standard No. 1, as may be modified and supplemented, and has discussed with the independent auditors the auditor’s independence; and

(iv)	based on the discussions referred to in Section 9(i)-(iii) above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K or Form 10-KSB, as applicable, for the last fiscal year for filing with the Securities and Exchange Commission.

Review of Other Financial Disclosures

10.	Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the CFO any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to seek Audit Committee consent in the event that the Company proposes to disclose interim financial information before completion of the independent auditor’s review of interim financial information.

11.	Earnings Release and Other Financial Information. The Audit Committee shall review and discuss generally Company policy as to the type of information to be disclosed in the Company’s earnings press releases and other presentations (including any use of “pro forma” or “adjusted” non-GAAP, information), as well as in financial information and earnings guidance provided to analysts, rating agencies and others to facilitate fair accurate and transparent financial disclosure and compliance with applicable statutory and regulatory requirements. In addition, the Audit Committee shall review and approve earnings releases before their issuance.

12.	Quarterly Financial Statements. The Audit Committee shall discuss the results of the SAS 71 “Interim Financial Information” review performed by the independent auditor. The Audit Committee shall also discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. This discussion and review shall take place before the filing of the Form 10-Q or Form 10-QSB, as applicable.

13.	Tax Reporting The Audit Committee shall inquire as to: (i) the status of the Company’s tax returns; (ii) whether there are any significant items that have been or might be disputed by the respective jurisdictional taxing authorities; and (iii) inquire about the status of related tax reserves.

Controls and Procedures

14.	Oversight. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall therefore:

a.	receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act (and the applicable rules there under) and Rule 13a-14 of the Exchange Act. Section 302 of the Sarbanes-Oxley Act requires, among other things, that the CEO and CFO to certify that they have disclosed to the Audit Committee:

(i)	all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and

(ii)	any fraud, whether material or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

b.	Receive and review the reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

c.	Obtain reports from management and the Company’s senior internal auditing executive, that the Company is in conformity with applicable legal requirements and the Company’s code of conduct. To the extent applicable, inquiries shall be made of the independent auditor regarding the independent auditor’s awareness, if any, of violations of applicable legal requirements or violations of the company’s code of conduct.

d.	Review reports and disclosures of insider and affiliated party transactions.

e.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of conduct.

f.	Discuss with the Company’s General Counsel, and, where appropriate, outside counsel, legal matters, regulatory proceedings, and current and pending litigation that may have a material impact on the Company’s financial statements, compliance policies, or corporate governance.

g.	Review in-house policies and procedures for regular review of officers’ expenses and perquisites, including use of corporate assets.

h.	Review any unusual accounting issues that the Company intends to discuss with the SEC’s accounting staff prior to when management contacts the SEC so as to provide the SEC with the Audit Committee’s position on the Company’s proposed accounting treatment as directed in the SEC’s “Guidance for Consulting with the Office of the Chief Accountant”.

15.	Procedures for Complaints. The Audit Committee shall establish procedures for:

a.	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

b.	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and

c.	periodically reviewing the complaint procedures to confirm that they are can operate effectively.

16.	Related-Party Transactions. The Audit Committee shall review all related party transactions, as described in the Conflict of Interest portion of the Company’s Code of Business Conduct, on an ongoing basis and all such transactions between the Company and a Director or Officer must be reviewed by the Audit Committee and approved by the entire Board of Directors.

17.	Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

a.	the firm’s internal quality control procedures; and

b.	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

18.	Risk Management. The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

Additional Powers. The Audit Committee shall have the authority to utilize additional outside accountants, attorneys, or other advisors to assist the Audit Committee in special circumstances. The Audit Committee shall have such other duties as may be delegated from time to time by the Board.

D.	Procedures and Administration

1.	Meetings. The Audit Committee shall meet as necessary to discharge its responsibilities but it shall meet at least quarterly, prior to the filing of the interim quarterly reports and annual report. The Audit Committee shall meet quarterly, in private sessions with the independent auditors to discuss pertinent matters, including the quality of management and financial personnel, and any management restrictions on the scope of the audit examination, or other matters that should be discussed with the Audit Committee. The Audit Committee, at least annually, shall meet separately with (i) Company management and (ii) as applicable, the Company’s internal auditors. The Audit Committee shall keep minutes of its meetings as it shall deem appropriate to accurately describe the issues considered by the Audit Committee and the Audit Committee’s final due care determination of how to proceed.

2.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.	Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.	Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance and composition.

9.	Charter. The Audit Committee shall provide to management and the outside auditors a copy of the Audit Committee charter to communicate the intended responsibilities and relationships between the Company’s outside auditors, management, the Audit Committee and the Board as representatives of the stockholders. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

APPENDIX B

BIO-IMAGING TECHNOLOGIES, INC.

COMPENSATION COMMITTEE CHARTER

A.	Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s executive officers.

B.	Structure and Membership

1.	Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an “independent director” as defined by the applicable NASDAQ rules.

3.	Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5.	Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominations Committee. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1.	Executive Officer Compensation. The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company’s Chief Executive Officer (the “CEO”) and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Compensation Committee or the independent directors of the Board of Directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2.	Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans. In addition to any recommendation provided by the Compensation Committee to the full Board of Directors, the Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company.

3.	Incentive Plan Administration. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company.

4.	Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

5.	Compensation Committee Report on Executive Compensation. The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

6.	Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3.	Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4.	Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Consulting Arrangements. The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6.	Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7.	Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8.	Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its own performance.

APPENDIX C

BIO-IMAGING TECHNOLOGIES, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A.	Purpose

The purpose of the Nominating and Corporate Governance Committee is to:

•	recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders;

•	develop and recommend to the Board a set of corporate governance principles applicable to the Company; and

•	oversee the evaluation of the Board and management.

B.	Structure and Membership

1.	Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

2.	Independence. Except as otherwise permitted by the applicable rules of NASDAQ, each member of the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3.	Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

5.	Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C.	Authority and Responsibilities

General

The Nominating and Corporate Governance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

1.	Selection of Director Nominees. Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.

2.	Criteria for Selecting Directors. The Board’s criteria for selecting directors are as set forth in the Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall use such criteria and the principles set forth in such Guidelines to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates recommended by stockholders.

3.	Search Firms. The Nominating and Corporate Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

Corporate Governance

4.	Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

Evaluation of the Board and Management; Succession Planning

5.	Evaluation of the Board. The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.

6.	Evaluation of Senior Executives. The Nominating and Corporate Governance Committee shall be responsible for overseeing the evaluation of the Company’s senior executives. In conjunction with the Board’s Compensation Committee and, in the case of the evaluation of the senior financial management, the Board’s Audit Committee, the Nominating and Corporate Governance Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed with the Board periodically.

7.	Additional Powers. The Nominating and Corporate Governance Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3.	Reports to the Board. The Nominating and Corporate Governance Committee shall report regularly to the Board.

4.	Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.	Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

6.	Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

7.	Annual Self-Evaluation. At least annually, the Nominating and Corporate Governance Committee shall evaluate its own performance.

BIO-IMAGING TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Mark L. Weinstein and Ted I. Kaminer, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Bio-Imaging Technologies, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, on Wednesday, May 12, 2004, at 11:00 A.M., local time, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

1.	ELECTION OF DIRECTORS.

Nominees:	James A. Bannon, Pharm.D.; Jeffrey H. Berg, Ph.D.; E. Martin Davidoff, CPA, Esq.; David E. Nowicki, D.M.D.; David M. Stack; Paula B. Stafford; James A. Taylor, Ph.D.; and Mark L. Weinstein.

(Mark one only)

VOTE FOR all the nominees listed above; except vote withheld from the following nominees (if any).        ☐

VOTE WITHHELD from all nominees.        ☐

2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF BIO-IMAGING TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(continued and to be signed on reverse side)

3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated:

Signature of stockholder

Signature of stockholder if held jointly

This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

I will ☐    will not ☐     attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.